UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2009
QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-08123	36-2675371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

35 East Wacker Drive Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
(312) 467-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 7.01.  Regulation FD Disclosure

Beginning as soon as possible after March 26, 2009, we intend to mail to all of our stockholders of record as of that date a letter and summary of rights with respect to our Rights Agreement dated as of March 16, 2009 between the Company and Computershare Trust Company, N.A. as Rights Agent.  For more information, please refer to the full text of the letter and summary which are furnished with this Current Report on Form 8-K as Exhibit 99.

The information referenced in this Item 7.01, including the letter and summary attached hereto as Exhibit 99, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being "furnished" to the Securities and Exchange Commission (the "Commission") and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward Looking Statement

The letter to stockholders and summary of rights contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts, including statements concerning our position with respect to net operating losses and possible limitations on their use. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about us and our business. Important factors that could cause actual results to differ materially from those in the forward looking statements include the difficulty of determining all of the facts relative to Section 382, unreported buying and selling activity by stockholders and unanticipated interpretations of the Internal Revenue Code and regulations as well as the risks and uncertainties discussed in our Form 10-Q for the quarter ended December 31, 2008, under the caption “Forward-Looking Statements” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and “Risk Factors” in Part II which discussion is incorporated herein by this reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description
99	Letter to Stockholders and Summary of Rights to Purchase Shares of Preferred Stock of Quixote Corporation dated March 26, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quixote Corporation

Date: March 26, 2009	By:	/s/ Bruce Reimer

	Name:	Bruce Reimer
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Letter to Stockholders and Summary of Rights to Purchase Shares of Preferred Stock of Quixote Corporation dated March 26, 2009